Deutsche
Asset Management



Prospectus
December 18, 2017 as revised January 8, 2018





Deutsche Short Duration High Income Fund
CLASS/TICKER                              A   DSHAX    R6   DSHRX    INST   DSHIX    S   DSHSX






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                                       [DB Logo]

[GRAPHIC APPEARS HERE]



Table of Contents





DEUTSCHE SHORT DURATION HIGH
INCOME FUND
Investment Objective..............................  1
Fees and Expenses of the Fund.....................  1
Principal Investment Strategy.....................  2
Main Risks........................................  2
Past Performance..................................  4
Management........................................  4
Purchase and Sale of Fund Shares..................  4
Tax Information...................................  5
Payments to Broker-Dealers and
Other Financial Intermediaries....................  5
FUND DETAILS
Other Policies and Risks.......................... 10
Who Manages and Oversees the Fund................. 11
Management........................................ 12
INVESTING IN THE FUND
Choosing a Share Class............................ 13
Buying, Exchanging and Selling Class A,
Institutional Class and Class S Shares............ 18
How to Buy Shares................................. 18
How to Exchange Shares............................ 19
How to Sell Shares................................ 20
How to Buy, Sell and Exchange Class R6 Shares..... 21
Financial Intermediary Support Payments (not
applicable to Class R6)........................... 21
Policies You Should Know About.................... 22
Policies About Transactions....................... 22
How the Fund Calculates Share Price............... 26
Other Rights We Reserve........................... 27
Understanding Distributions and Taxes............. 27
FINANCIAL HIGHLIGHTS.............................. 30
APPENDIX A........................................ 31
Hypothetical Expense Summary...................... 31
APPENDIX B........................................ 34
Sales Charge Waivers and Discounts Available
Through Intermediaries............................ 34

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YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
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Deutsche
Asset Management
                                                                       [DB Logo]





Deutsche Short Duration High Income Fund



INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income, with a secondary emphasis on total return.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class (p. 13), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 34) and Purchase and Redemption of Shares in the fund's Statement of Additional Information
(SAI) (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                                 A      R6    INST      S
                                         ---------  ------  ------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price            2.75   None    None    None
----------------------------------------     ----   ------  ------  ---
Account Maintenance Fee (annually, for
fund account balances below $10,000 and
subject to certain exceptions)            $   20    None    None    $20
----------------------------------------  -------   ------  ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                A          R6        INST           S
                                        ---------  ----------  ----------  ----------
Management fee                              0.40       0.40        0.40        0.40
---------------------------------------     ----       ----        ----        ----
Distribution/service (12b-1) fees           0.25      None        None        None
---------------------------------------     ----      -----       -----       -----
Other expenses1                             0.57       0.46        0.53        0.66
---------------------------------------     ----      -----       -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES        1.22       0.86        0.93        1.06
---------------------------------------     ----      -----       -----       -----
Fee waiver/expense reimbursement            0.37       0.26        0.33        0.46
---------------------------------------     ----      -----       -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER FEE WAIVER/EXPENSE REIMBURSEMENT      0.85       0.60        0.60        0.60
---------------------------------------     ----      -----       -----       -----

(1) "Other expenses" are based on estimated amounts for the current fiscal year.

The Advisor has contractually agreed through December 17, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.85%, 0.60%, 0.60% and 0.60% for Class A, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A        R6      INST         S
-------  --------  --------  --------  --------
1        $ 359     $  61     $  61     $  61
--       -----     -----     -----     -----
3          616       248       263       291
--       -----     -----     -----     -----
5          892       451       482       540
--       -----     -----     -----     -----
10       1,680     1,037     1,113     1,253
--       -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Since the fund is newly offered, portfolio turnover information is not available.



                                       1
PROSPECTUS December 18, 2017 as revised January 8, 2018          Deutsche Short
Duration High Income Fund

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund invests in securities of varying maturities and intends to maintain an average portfolio duration that will not exceed three years. Subject to its portfolio duration policy, the fund may purchase individual securities with any stated maturity. The fund may invest in securities of any credit quality, which may include debt securities not paying interest currently and securities in default.


The fund may invest in adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities. The fund may also invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objectives are not readily available for purchase.


MANAGEMENT PROCESS. Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market which it uses to consider macro trends in the economy. To select securities or investments, portfolio management: analyzes economic conditions for improving or undervalued sectors and industries; uses independent credit research to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential; assesses new offerings versus secondary market opportunities; and seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process. Positions are sized based upon downside risk to mitigate potential volatility due to riskier holdings.


DERIVATIVES. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. Portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. In addition, portfolio management generally may use interest rate futures contracts for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes).


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.


Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


HIGH-YIELD DEBT SECURITIES RISK. High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High-yield debt securities' total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be



                                       2
PROSPECTUS December 18, 2017 as revised January 8, 2018          Deutsche Short
Duration High Income Fund
no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

SENIOR LOANS RISK. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.


Senior loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the effective duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its senior loans.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.


Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


CURRENCY RISK. Changes in currency exchange rates may affect the value of the fund's investments and the fund's share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund's US dollar share price may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund's holdings goes up. Furthermore, the fund's use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political



                                       3
PROSPECTUS December 18, 2017 as revised January 8, 2018          Deutsche Short
Duration High Income Fund
instability and government monetary policies and the buying or selling of currency by a country's government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund's investments.

RISKS OF HOLDING CASH. The fund will at times hold cash positions, which may hurt the fund's performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund's custodian for large cash balances.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


Since the fund is newly offered, performance information is not available. When performance information is available it can show how a fund's returns vary from year to year and can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.


THOMAS R. BOUCHARD, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.


MARK L. RIGAZIO, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                              AUTOMATIC
                                             UGMAS/          INVESTMENT
                  NON-IRA            IRAS     UTMAS               PLANS
        -----------------  --------------  --------  ------------------
A           1,000                 500       1,000             500
--          -----                 ---       -----             ---
R6             None              N/A         N/A             N/A
--          -----                ----       -----            ----
INST    1,000,000                N/A         N/A             N/A
--      ---------                ----       -----            ----
S           2,500               1,000       1,000           1,000
--      ---------               -----       -----           -----

                                       4
PROSPECTUS December 18, 2017 as revised January 8, 2018          Deutsche Short
Duration High Income Fund

For participants in all group retirement plans for Class A and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET


The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.


Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.


                                       5
PROSPECTUS December 18, 2017 as revised January 8, 2018          Deutsche Short
Duration High Income Fund

[GRAPHIC APPEARS HERE]



Fund Details



INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income, with a secondary emphasis on total return.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund invests in securities of varying maturities and intends to maintain an average portfolio duration that will not exceed three years. Subject to its portfolio duration policy, the fund may purchase individual securities with any stated maturity. The fund may invest in securities of any credit quality, which may include debt securities not paying interest currently and securities in default.


The fund may invest in adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities. The fund may also invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objectives are not readily available for purchase.


The fund may also invest in exchange-traded funds (ETFs).


MANAGEMENT PROCESS. Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market which it uses to consider macro trends in the economy. To select securities or investments, portfolio management: analyzes economic conditions for improving or undervalued sectors and industries; uses independent credit research to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential; assesses new offerings versus secondary market opportunities; and seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process. Positions are sized based upon downside risk to mitigate potential volatility due to riskier holdings.


The fund may invest from time to time in ETFs that are managed by affiliates of the Advisor, including, but not limited to, series of DBX ETF Trust, which are managed by DBX Advisors LLC. Deutsche Investment Management Americas Inc. and DBX Advisors LLC are subsidiaries of Deutsche Bank AG. The fund may also invest in securities of unaffiliated ETFs.


DERIVATIVES. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. Portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. In addition, portfolio management generally may use interest rate futures contracts for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes).


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.



                                       6
   Fund Details

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.


Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


When purchasing senior loans, the fund faces the risk that the creditworthiness of the borrower may decline, causing the value of the fund's interest in a loan to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate debt securities that are below investment grade are considered speculative because of the credit risk of the borrowers. Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The value of senior loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy.


Any non-payment of principal or interest could result in a reduction of income to the fund, a reduction in the value of the fund's interest in the senior loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.


HIGH-YIELD DEBT SECURITIES RISK. High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High-yield debt securities' total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.


SENIOR LOANS RISK. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.


Senior loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the effective duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value.



                                       7
   Fund Details

In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its senior loans.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.


Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


CURRENCY RISK. Changes in currency exchange rates may affect the value of the fund's investments and the fund's share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund's US dollar share price may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund's holdings goes up. Furthermore, the fund's use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country's government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund's investments.


RISKS OF HOLDING CASH. The fund will at times hold cash positions, which may hurt the fund's performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund's custodian for large cash balances.



                                       8
   Fund Details

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.


The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.


Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.


MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



                                       9
   Fund Details

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.


Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.


While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.


OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain Deutsche funds-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.

o From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund. If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).



                                       10
   Fund Details

Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and Deutsche AM Distributors, Inc. ("DDI" or the "Distributor"). Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the fund's average daily net assets.


The following waivers are currently in effect:


The Advisor has contractually agreed through December 17, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.85%, 0.60%, 0.60% and 0.60% for Class A, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

A discussion regarding the basis for the Board's approval of the fund's investment management agreement will be contained in the most recent shareholder report for the annual period ended September 30 or semi-annual period ended March 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund's average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund's assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund's Board but without obtaining shareholder approval ("multi-manager structure"). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ("nonaffiliated subadvisors"), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or Deutsche Bank AG ("wholly-owned subadvisors"). Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and



                                       11
   Fund Details
the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The fund's sole initial shareholder has approved the multimanager structure described herein.


MANAGEMENT


GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.

o Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

o Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

o  Head of US High Yield Bonds: New York.

o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

THOMAS R. BOUCHARD, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.

o Joined Deutsche Asset Management in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

o  Portfolio Manager for High Yield Strategies: New York.

o BS, University of Wisconsin - Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

MARK L. RIGAZIO, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.

o Rejoined Deutsche Asset Management in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.

o  Portfolio Manager for Leveraged Loans: Boston.

o  BS and MBA, Bentley University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


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   Fund Details

[GRAPHIC APPEARS HERE]



Investing in the Fund



This prospectus offers the share classes noted on the front cover. All classes of the fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o CLASS R6 SHARES, INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.

Your financial advisor may also charge you additional fees, commissions or other charges.


The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account.


If you're investing directly with Deutsche Asset Management, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those. Refer to Appendix B "Sales Charge Waivers and Discounts Available Through Intermediaries" for information about available sales charge waivers and discounts through certain intermediaries.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in the fund or similar funds, please refer to apps.finra.org/fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).


CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.



                                       13
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

CLASSES AND FEATURES               POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 2.75%   o Some investors may be able to
   charged when you buy shares     reduce or eliminate their sales
                                   charge; see "Class A Shares"
 o In most cases, no charge when   and Appendix B
   you sell shares
 o Up to 0.25% annual share-
   holder servicing fee




 CLASS R6
 o No sales charge when you buy o Only available to participants in
   shares and no deferred sales   certain retirement plans
   charge when you sell shares
 INSTITUTIONAL CLASS
 o No sales charge when you buy o Only available to certain institu-
   shares and no deferred sales   tional investors; typically
   charge when you sell shares    $1,000,000 minimum initial
                                  investment
                                o Distributions are generally
                                  higher than Class A, T and R,
                                  and may be higher than Class
                                  S, depending on relative
                                  expenses
 CLASS S
 o No sales charge when you buy o Limited availability, see "Eligi-
   shares and no deferred sales   bility Requirements" under
   charge when you sell shares    "Class S Shares"


The sales charge on purchases of Class A shares and the contingent deferred sales charge (CDSC) on redemptions of Class A shares are paid to the fund's distributor, DDI, who may distribute all or a portion of the sales charge to your financial advisor. In certain instances described below, a sales charge may be waived by DDI or your financial advisor. If your financial advisor agrees to waive any sales charge due to it from DDI, DDI will not collect the sales charge on your investment or redemption.


The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers (see Appendix B). In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.


CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $100,000        2.75%                     2.83%
--------------------  -----                     -----
$100,000-$249,999     2.50                      2.56
-----------------     -----                     -----
$250,000 or more                   see below                see below
--------------------  ------------------------  ----------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $100,000 in any share class of any retail Deutsche fund (excluding direct purchase of Deutsche money market funds) over the next 24 months (Letter of Intent);

o your holdings in all share classes of any retail Deutsche fund (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) you already own plus the amount you're investing now in Class A shares is at least $100,000 (Cumulative Discount); or

o you are investing a total of $100,000 or more in any share class of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds) on the same day (Combined Purchases).

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Deutsche funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial



                                       14
PROSPECTUS December 18, 2017 as revised January 8, 2018 Investing in the Fund advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

Information about sales charge discounts is available free of charge. Please visit deutschefunds.com, refer to the section entitled "Purchase and Redemption of Shares" in the fund's Statement of Additional Information or consult with your financial advisor. Certain intermediaries may provide different sales charge discounts which are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus.


IN CERTAIN CIRCUMSTANCES LISTED BELOW, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus. Your financial advisor or Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1) investors investing $250,000, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 0.50% if redeemed within 12 months of purchase. The CDSC is waived under certain circumstances (see below);


(2)    a current or former director or trustee of Deutsche mutual funds;


(3) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the Deutsche funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(4) certain professionals who assist in the promotion of Deutsche funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;


(5) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (2) and (3);


(6) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(7) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Deutsche fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(8) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(9) persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(10) financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus for information about available sales charge waivers through certain intermediaries;


(11) Deutsche AM/Ascensus 403(b) Plans established prior to October 1, 2003, provided that the Deutsche AM/Ascensus 403(b) Plan is a participant-directed plan that has not less than 200 eligible employees;


(12) Employer-sponsored retirement plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial advisors or insurance companies or serviced by retirement recordkeepers (each, an "Employer-Sponsored Retirement Plan"). For purposes of this sales charge waiver, the term "Employer-Sponsored Retirement Plan" includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include



                                       15
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

       SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an "Employer-Sponsored IRA");

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(13) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DDI and consistent with regulatory requirements;


(14) a direct "roll over" of a distribution from a Deutsche AM/Ascensus 403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a Deutsche AM IRA;


(15)   reinvestment of fund dividends and distributions; and


(16) exchanging an investment in Class A shares of another fund in the Deutsche funds for an investment in the fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by (i) employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) Deutsche AM/Ascensus 403(b) Plans;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and


(6) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.


In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus.


CLASS R6 SHARES

Class R6 shares have no initial sales charge, deferred sales charge or 12b-1 fees.


ELIGIBILITY REQUIREMENTS. You may buy Class R6 shares if you are a participant in certain retirement plan platforms that offer Class R6 shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.


INSTITUTIONAL CLASS SHARES

Institutional Class shares have no initial sales charge, deferred sales charge or 12b-1 fees.



                                       16
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.


ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o A plan administered as a college savings plan under Section 529 of the Internal Revenue Code.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.


o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

The fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.


CLASS S SHARES

Class S shares have no initial sales charge, deferred sales charge or 12b-1 fees.


Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of Deutsche funds either
(i) directly from DDI, the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Deutsche funds as of December 31, 2004:

o Existing shareholders of Class S shares of any Deutsche fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any Deutsche fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee-based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o A person who certifies that they are a participant in a "Deutsche AM retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a Deutsche AM retirement plan is defined as (i) an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates under an alliance between ADP, Inc. and Deutsche Asset Management or its affiliates; or (ii) a 403(b) plan for which Ascensus, Inc. provides recordkeeping services and Deutsche AM Trust Company acts as the custodian.



                                       17
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

o A person who certifies that they are a participant who owns Class S shares of any Deutsche fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a Deutsche AM IRA made through a rollover facilitator having a relationship with Deutsche Asset Management.

o Any person that has an existing account with Deutsche Bank Wealth Management ("Deutsche Bank WM") but who no longer meets the eligibility requirements to maintain an account with Deutsche Bank WM may open a new account in Class S shares of any Deutsche fund.

o Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DDI and to funds-of-funds managed by the Advisor or its affiliates.

o A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a Deutsche AM IRA.

o Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.

The following additional investors may purchase Class S shares of Deutsche funds in connection with certain programs or plans.

o Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee-based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Plans administered as college savings plans under Section 529 of the Internal Revenue Code.

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.


 BUYING, EXCHANGING AND SELLING CLASS A,
     INSTITUTIONAL CLASS AND CLASS S SHARES
TO CONTACT DEUTSCHE ASSET MANAGEMENT


BY PHONE

(800) 728-3337


BY MAIL


TYPE               ADDRESS
-----------------  ---------------------------
EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ---------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      P.O. Box 219557
                   Kansas City, MO 64121-9557



     HOW TO BUY SHARES
Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A           1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in all group retirement plans for Class A and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.


THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your financial advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "Deutsche Asset Management" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "Deutsche Asset Management" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund



                                       18
PROSPECTUS December 18, 2017 as revised January 8, 2018 Investing in the Fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS)


If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after Deutsche Asset Management has received the request. The fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call Deutsche Asset Management and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your Deutsche fund account(s).


BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        Deutsche Asset Management
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- --------------------------------
Credit           (Fund name, Fund number and, if
---------------- applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


     HOW TO EXCHANGE SHARES
REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A       1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
------- -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges between funds are allowed between like share classes. Class A shares may also be exchanged with the following money market fund shares as described in each applicable prospectus: Deutsche Government & Agency Securities Portfolio - Deutsche Government & Agency Money Fund shares, Deutsche Tax-Exempt Portfolio - Deutsche Tax-Exempt Money Fund shares or Deutsche Money Market Primes Series - Deutsche Money Market Fund shares.


THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call Deutsche Asset Management and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another Deutsche fund on a regular basis. A representative can assist you with establishing this privilege.



                                       19
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

ON THE INTERNET

Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another Deutsche fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.


     HOW TO SELL SHARES
REQUIREMENTS AND LIMITS


CLASS   SELLING SHARES ($)
------- --------------------------------------------
A       Check redemption:
------- Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Class A
------- --------------------------------------------
S       Same as Class A
------- --------------------------------------------

THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call Deutsche Asset Management and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.


Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact Deutsche Asset Management (see phone number on the back cover).


OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions. Depending on the method you choose to request these redemptions, different transaction maximums may apply.


BY PHONE USING QUICKSELL. Call Deutsche Asset Management and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.


ON THE INTERNET. Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.


BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request. For your protection, you may not change the destination bank account over the phone. To sell by wire, call Deutsche Asset Management and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.


Please note that your account cannot be opened until we receive a completed account application.



                                       20
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

 HOW TO BUY, SELL AND EXCHANGE CLASS R6
     SHARES
If your retirement plan sponsor has selected Class R6 shares as an investment option, you may buy Class R6 shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order.


Shareholder servicing agents may charge additional fees to investors for those services, such as cash management or special trust or retirement investment reporting.


There is no minimum investment with respect to Class R6 shares.


Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account and how to buy, sell and exchange Class R6 shares.


IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R6 shares to a Deutsche AM IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Deutsche fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R6 shares, you will lose the privilege of purchasing Class R6 shares in the future.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS (NOT APPLICABLE TO CLASS R6)


The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor's and/or its affiliates' payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor's fund transactions.


The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares or the retention and/or servicing of investors to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche



                                       21
PROSPECTUS December 18, 2017 as revised January 8, 2018 Investing in the Fund funds by financial advisors to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the Deutsche AM-branded retirement plan platform (the "Platform"). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor or other intermediary may charge fees separate from those charged by the fund and may be compensated by the fund.



POLICIES ABOUT TRANSACTIONS


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by the fund, we will provide you with written notification and we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." The specific requirements for good order depend on the type of account and transaction and the method of purchase. Contact Deutsche Asset Management if you have any questions. After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.


In the exercise of its sole discretion, the fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, the fund reserves the right to involuntarily redeem an account
(i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or
(ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to the fund. The fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if the fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent, you'll need to allow extra time for your order to be processed. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).



                                       22
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


ACCOUNT MAINTENANCE FEE FOR CLASSES A AND S. The fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.


The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $50,000 or more in aggregate assets in Deutsche fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi-annual reports, and other materials), except for tax forms; (vii) Uniform Gift to Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2. You may elect to receive electronic delivery of Deutsche fund materials by registering on deutschefunds.com or by calling the telephone number on the back cover.


OVERNIGHT DELIVERY OF DEUTSCHE FUND MATERIALS. You may request to receive a paper copy of any Deutsche fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same Deutsche fund (excluding money market funds) over a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same Deutsche fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Deutsche fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a Deutsche fund are not affected by the four roundtrip transaction limitation.


The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to


                                       23
PROSPECTUS December 18, 2017 as revised January 8, 2018 Investing in the Fund the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Deutsche funds' policy, may permit certain transactions not permitted by the Deutsche funds' policies, or prohibit transactions not subject to the Deutsche funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the Fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.


THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling Deutsche Asset Management at the phone number on the back cover. You can use our automated phone service to get information on Deutsche funds generally and on accounts held directly at Deutsche Asset Management. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to Deutsche Asset Management and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need



                                       24
PROSPECTUS December 18, 2017 as revised January 8, 2018 Investing in the Fund a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. Deutsche Asset Management accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call Deutsche Asset Management (see phone number on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another; however, shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.


IF YOU SELL SHARES IN A DEUTSCHE FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DEUTSCHE ASSET MANAGEMENT AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Deutsche fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left Deutsche Asset Management (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a Deutsche fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.


You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


CLASS A TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class A shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Institutional Class shares of the same fund.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.


CLASS A TO CLASS T IN THE SAME FUND EXCHANGE PRIVILEGE (IF CLASS T SHARES ARE AVAILABLE FOR THE FUND). Investors who have invested in Class A shares through a broker-dealer or other financial intermediary, bank or registered investment adviser may become eligible to invest in Class T shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.



                                       25
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

CLASS S TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class S shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class S shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple client transactions. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S shares of a fund for Institutional Class shares of the same fund.


CLASS A, CLASS S OR INSTITUTIONAL CLASS TO CLASS R6 IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A, Class S or Institutional Class shares through a retirement plan platform with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such a plan. Exchanges under this privilege are subject to the discretion of the Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying retirement plan program. If an exchange by a qualifying retirement plan program is approved, investors holding Class A, Class S or Institutional Class shares through such retirement plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Investors should contact their retirement plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.


INSTITUTIONAL CLASS EXCHANGE PRIVILEGE. The following persons may, subject to certain limitations, exchange Institutional Class shares for Deutsche Money Market Fund shares of Deutsche Money Market Prime Series: (1) a current or former director or trustee of Deutsche mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche mutual fund family or a broker-dealer authorized to sell shares of the Deutsche mutual funds.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), regardless of the method of payment (e.g. check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.


Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind (as described under "Other Rights We Reserve"). The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit, for temporary coverage in the event of a cash shortfall. The fund may also utilize inter-fund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund's portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.


The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other Rights We Reserve."



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                 TOTAL NUMBER OF
               -                                               =    NAV
                                       /
  (                               )
       ASSETS       LIABILITIES            SHARES OUTSTANDING

                                       26
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class"). To obtain the fund's most recent share price, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or CDSC); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or other distribution for a given period.


INCOME DIVIDENDS ARE DECLARED AND PAID MONTHLY. Short-term and long-term capital gains are paid in November or December, or otherwise as needed.



                                       27
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.


For federal income tax purposes, income and capital gain dividends are generally taxable to shareholders. However, dividends, regardless of character, received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be currently taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS, WHETHER ORDINARY OR CAPITAL GAIN DIVIDENDS, AND OTHER DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.


THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and transactions involving your shares generally depends on their type:



GENERALLY TAXED AT NET CAPITAL      GENERALLY TAXED AT ORDINARY
GAIN RATES:                         INCOME RATES:
 FUND DISTRIBUTIONS
 o gains from the sale of securi- o gains from the sale of securi-
   ties held (or treated as held)   ties held (or treated as held)
   by the fund for more than        by the fund for one year or
   one year                         less
 o qualified dividend income      o all other taxable income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


Distributions to individuals and other noncorporate shareholders of investment income reported by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect to make distributions that constitute qualified dividend income.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


A 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by the fund, and net gains recognized on the sale, redemption or exchange of shares of the fund.


IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after the fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution



                                       28
PROSPECTUS December 18, 2017 as revised January 8, 2018 Investing in the Fund reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences. Special tax rules apply to individuals investing through tax-advantaged investment plans. Please consult your own tax advisor with respect to the tax consequences of an investment in a fund through such plan.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       29
PROSPECTUS December 18, 2017 as revised January 8, 2018  Investing in the Fund

[GRAPHIC APPEARS HERE]



Financial Highlights



Because the fund is newly offered, financial highlights information is not available.


                                       30
PROSPECTUS December 18, 2017 as revised January 8, 2018   Financial Highlights

[GRAPHIC APPEARS HERE]



Appendix A



HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge, if any, which may be payable upon redemption. If contingent deferred sales charges were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.


DEUTSCHE SHORT DURATION HIGH INCOME FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.85%         1.29%       $ 10,128.59    $   359.38
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.22%         5.11%       $ 10,511.45    $   125.90
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.22%         9.09%       $ 10,908.78    $   130.66
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.22%        13.21%       $ 11,321.13    $   135.60
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.22%        17.49%       $ 11,749.07    $   140.73
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.22%        21.93%       $ 12,193.19    $   146.05
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.22%        26.54%       $ 12,654.09    $   151.57
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.22%        31.32%       $ 13,132.41    $   157.30
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.22%        36.29%       $ 13,628.82    $   163.24
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.22%        41.44%       $ 14,143.99    $   169.41
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,679.84
---                                                                  ----------

                                       31
PROSPECTUS December 18, 2017 as revised January 8, 2018             Appendix A

DEUTSCHE SHORT DURATION HIGH INCOME FUND - CLASS R6



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.60%         4.40%       $ 10,440.00    $    61.32
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.86%         8.72%       $ 10,872.22    $    91.64
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.86%        13.22%       $ 11,322.33    $    95.44
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.86%        17.91%       $ 11,791.07    $    99.39
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.86%        22.79%       $ 12,279.22    $   103.50
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.86%        27.88%       $ 12,787.58    $   107.79
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.86%        33.17%       $ 13,316.99    $   112.25
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.86%        38.68%       $ 13,868.31    $   116.90
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.86%        44.42%       $ 14,442.46    $   121.74
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.86%        50.40%       $ 15,040.37    $   126.78
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,036.75
---                                                                  ----------

DEUTSCHE SHORT DURATION HIGH INCOME FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.60%         4.40%       $ 10,440.00    $    61.32
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.93%         8.65%       $ 10,864.91    $    99.07
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.93%        13.07%       $ 11,307.11    $   103.10
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.93%        17.67%       $ 11,767.31    $   107.30
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.93%        22.46%       $ 12,246.24    $   111.66
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.93%        27.45%       $ 12,744.66    $   116.21
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.93%        32.63%       $ 13,263.37    $   120.94
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.93%        38.03%       $ 13,803.19    $   125.86
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.93%        43.65%       $ 14,364.98    $   130.98
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.93%        49.50%       $ 14,949.63    $   136.31
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,112.75
---                                                                  ----------

                                       32
PROSPECTUS December 18, 2017 as revised January 8, 2018             Appendix A

DEUTSCHE SHORT DURATION HIGH INCOME FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.60%         4.40%       $ 10,440.00    $    61.32
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.06%         8.51%       $ 10,851.34    $   112.84
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.06%        12.79%       $ 11,278.88    $   117.29
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.06%        17.23%       $ 11,723.27    $   121.91
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.06%        21.85%       $ 12,185.16    $   126.71
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.06%        26.65%       $ 12,665.26    $   131.71
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.06%        31.64%       $ 13,164.27    $   136.90
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.06%        36.83%       $ 13,682.94    $   142.29
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.06%        42.22%       $ 14,222.05    $   147.90
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.06%        47.82%       $ 14,782.40    $   153.72
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,252.59
---                                                                  ----------


                                       33
PROSPECTUS December 18, 2017 as revised January 8, 2018             Appendix A

[GRAPHIC APPEARS HERE]



Appendix B



SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers. In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.


The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed elsewhere in the fund's prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the fund, the Advisor nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries' administration of such waivers, discounts, policies or procedures.



MERRILL LYNCH CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS


Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or SAI.


FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

o     Shares purchased by or through a 529 Plan

o Shares purchased through a Merrill Lynch affiliated investment advisory program

o Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

o Shares of funds purchased through the Merrill Lynch Edge Self-Directed platform (if applicable)

o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

o Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

o     Employees   and   registered  representatives  of  Merrill  Lynch  or  its
      affiliates and their family members

o Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
      (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH

o     Death or disability of the shareholder

o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

o     Return of excess contributions from an IRA Account

o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

o Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch


                                       34
PROSPECTUS December 18, 2017 as revised January 8, 2018             Appendix B

o     Shares acquired through a right of reinstatement

o Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)


FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF
 ACCUMULATION & LETTERS OF INTENT

o     Breakpoints as described in this prospectus.

o Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

o Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)



CLASS A WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL


For those accounts where LPL Financial is listed as the broker dealer, the Class A sales charge waivers listed under "Class A NAV Sales" in the "Choosing a Share Class" sub-section of the "Investing in the Funds" section of the prospectus apply, except that the Class A sales charge waiver number (12) (relating to purchases of Class A shares by employer-sponsored retirement plans) is replaced with the following waiver:


Class A shares may be purchased without a sales charge by group retirement plans, which are employer-sponsored retirement plans, deferred compensation plans, employee benefit plans (including health savings accounts) and trusts used to fund those plans.


To satisfy eligibility requirements, the plan must be a group retirement plan (more than one participant), the shares cannot be held in a commission-based brokerage account at LPL Financial, and othe shares must be held at a plan level or

othe shares must be held through an omnibus account of a retirement plan record-keeper.

Group retirement plans include group employer-sponsored 401(k) plans, employer-sponsored 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.


LPL Financial is responsible for the implementation of this waiver on its platform.


                                       35
PROSPECTUS December 18, 2017 as revised January 8, 2018             Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact Deutsche Asset Management ("Deutsche AM") at the phone number or address listed below. SAIs and shareholder reports are also available through the Deutsche AM Web site at deutschefunds.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DEUTSCHE ASSET MANAGE-   PO Box 219151
MENT                     Kansas City, MO
                         64121-9151
                         deutschefunds.com
                         Shareholders:
                         (800) 728-3337
                         Investment professionals:
                         (800) 621-5027
SEC                      Public Reference Section
                         Washington, D.C. 20549-1520
                         SEC.GOV
DISTRIBUTOR              Deutsche AM Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          Deutsche Income Trust
                         Deutsche Short Duration High Income
                         Fund
                         811-04049



                                                   Deutsche
                                                   Asset Management [DB Logo]





(12/18/17) DSDHIF-1